MEMORANDUM OF UNDERSTANDING
    JOINT USE OF SPECIFIED LOCAL TRANSMISSION AND DISTRIBUTION FACILITIES

      Memorandum of Understanding dated as of January 1, 1984 by and among The Connecticut Light and Power Company, Holyoke Power and Electric Company, Holyoke Water Power Company and Western Massachusetts Electric Company, each an operating subsidiary of Northeast Utilities (the "Companies").

                                  RECITALS

      Certain of the Companies presently serve portions of their respective local load areas by making joint use of particular local transmission and distribution facilities with one or more of the other Companies under the terms of the agreement listed in Exhibit A hereof.

      The Companies have entered into a MEMORANDUM OF UNDERSTANDING regarding POOLING OF GENERATION AND TRANSMISSION, dated as of June 1, 1970, whereby the Companies have agreed to pool their generation and backbone transmission facilities on a one-system basis. Said MEMORANDUM OF UNDERSTANDING superseded portions of various agreements between the Companies pursuant to which certain of the Companies had formerly made joint use of both backbone and local transmission and distribution facilities.

      The Companies have constructed and are operating local transmission and distribution facilities on a joint basis, and intend to plan, construct and operate additional facilities of this type with the objective of supplying the electric requirements of their customers at the lowest practicable costs consistent with proper standards of reliability.
      The Companies have agreed that their respective joint uses of local transmission and distribution facilities will be on the basis of coordinated operations by the Companies and in accordance with good utility practice.

      The Companies contemplate that their joint use of specified local transmission and distribution facilities will be for relatively long periods of time and should be made in accordance with consistent and uniform understandings regarding sharing of resulting benefits and burdens.

      The Companies intend, with the assistance of Northeast Utilities Service Company, from time to time to review the adequacy of jointly used local transmission and distribution facilities and appropriately adjust charges for such use.

      The Companies, with the assistance of Northeast Utilities Service Company, further intend to coordinate and share the use of local transmission and distribution facilities wherever practicable in order that such facilities will have the least adverse effect on the environment.

      In the light of these circumstances, therefore, the Companies have concluded that a more comprehensive arrangement among them is necessary and desirable to provide reasonable assurance of attaining the above objectives and have decided to share the costs of specified local transmission and distribution facilities commencing as of the effective date of the Agreement.

      ACCORDINGLY, it is agreed that:

SECTION 1. DATES OF COMMENCEMENT, TERMINATION, ETC.
      (a) Subject to the acceptance of this Memorandum as a rate filing by the Federal Energy Regulatory Commission, this Memorandum shall be effective as of January 1, 1984. The agreement listed in Exhibit A attached hereto shall be terminated as of the effective date of this Agreement and relating to the respective facility.
      (b) This Memorandum shall continue in effect until amended or terminated by mutual agreement or by order of public authority having jurisdiction.

SECTION 2. JOINT-USE FACILITIES
      The Companies shall plan, construct, participate in and operate local transmission and distribution facilities for joint use wherever practicable in order to achieve the objectives recited above. Each such specified facility shall be known as a Joint-Use Facility. The non-owner(s) of such Joint-Use Facilities shall be known as the joint user(s).

SECTION 3. GENERAL PRINCIPLES OF JOINT USE
      (a) Normally, the use of a Joint-Use Facility will be in order to transmit electricity from one point, station or substation, to another location, using one (or more) Company's local transmission and distribution facilities which have sufficient load carrying capabilities to permit the efficient use of a portion of such capacity by another Company, or such joint use may take the form of utilizing substation and distribution facilities (either existing or jointly planned) thereby making duplicate investments unnecessary. In some instances, one Company may install new facilities for the initial sole use of another Company.
      (b) The owner of a Joint-Use Facility should be reimbursed by the joint user(s) for an appropriate share of the owner's costs with respect thereto. The components of costs to be considered in determining such amount to be paid to the owner should include an adequate provision for investment return to the owner and all operation and maintenance expense, depreciation expense and tax expense borne by the owner with respect to the Joint-Use Facility.
      (c) The Companies agree that it is generally reasonable to determine the amount to be paid by one Company for the use of another's local transmission and distribution facilities by allocating the costs with respect to such facilities between the owner and joint user(s) in proportion to the respective relative loads supplied therefrom. It is recognized, however, that in many circumstances, allocation of costs based on factors other than, or in addition to, the actual load supplied may result in a more equitable sharing of costs.
      (d) It is expected that the joint use of certain facilities will continue for many years. Therefore, the load carrying capabilities (existing and potential) of particular facilities and the forecasted use by each Company of such facilities should be considered in making decisions with respect to joint use.
      (e) If, in the opinion of the owning Company, the total load carrying capability of a Joint-Use Facility may became inadequate for its own needs together with the joint use of another Company, the facilities required for the purposes of the owning Company and those required to continue to adequately serve the particular local area load of the joint user(s), and the extent, if any, of continued joint use of such facilities shall be determined by mutual agreement.
      (f) The extent of joint use of facilities, the amounts to be paid for such use, and the method of determining such amounts shall be reviewed periodically and changed by mutual agreement to the extent appropriate.
      (g) Each Company shall be solely responsible for providing all electricity required to supply its own loads including all capacity and energy losses incidental to the transmission, transformation and distribution of such electricity incurred on any Joint-Use Facility owned by another Company.
      (h) Metering of electricity provided by one Company and transmitted and distributed on transmission and distribution facilities of another Company shall be done in such manner and at such places as may be mutually agreed from time to time. For accounting purposes, segregation shall be made of such electricity from other electricity flowing on and between the systems of the Companies.
SECTION 4. SHARING COSTS OF JOINT-USE FACILITIES
      (a) The Companies shall share the costs of Joint-Use Facilities on the basis of the relation of their respective uses of each such facility. For the purposes of this Memorandum, the method of determination of the respective uses of each Joint-Use Facility will be specified in Appendix I attached hereto.
      (b) Costs of each such Joint-Use Facility for any month shall be those costs associated with the Operation and Maintenance Expense, Depreciation Expense, Property Tax Expense, Leasing Expense, Investment Return, Income Tax Expense and Other Tax Expense with respect to each such facility for each month of joint use.
      (c) Northeast Utilities Service Company shall act as accounting and billing agent for the Companies under this Memorandum. Bills shall be rendered monthly on a net basis and may be based on estimates subject to subsequent correction to actual.
SECTION 5. DEFINITIONS
      As used in this Memorandum and all Attachments, Exhibits and Appendices hereto, the following terms shall have the following respective meanings:
      (a) The term Accumulated Depreciation means an amount equal to the accrued Depreciation Expense minus the original cost of retirements and the cost of removal plus any salvage with respect thereto.
      (b) The term Billing Peak Load means the maximum load supplied by a Company on a Joint-Use Facility during any clock hour during the preceding sixteen (16) calendar months. The Billing Peak load may be adjusted by mutual agreement to reflect transfer of load from one Joint-Use Facility to another or otherwise, provided that such transfer shall be part of a mutually agreed upon system change or coordinated operation among the Companies.
      (c) The term Depreciable Investment, as applied to any Joint-Use Facility means the part of the Investment in such Joint-Use Facility which is depreciable in accordance with the provisions of the Uniform System of Accounts prescribed by the Federal Energy Regulatory Commission.
      (d) The term Investment as applied to any Joint-Use Facility means the original cost thereof as shown on the books of the owner in accordance with the Uniform System of Accounts prescribed by the Federal Energy Regulatory Commission at the applicable time (reflecting the cost of any betterments, improvements and additions thereto and the cost of any retirements therefrom ).
      (e) The term Joint-Use Facilities and/or Local Facilities as used herein means any facility included in Utility Plant (including, but not limited to, station structures and improvements, station equipment, overhead and underground lines, land and land rights) which by mutual agreement is used by a joint user(s) to supply its local loads and is described in an attachment to Appendix I attached hereto.
      References in this Section to mutual agreement relate to the agreement between the owner of the Joint-Use Facility and the one or more joint users participating in or directly affected by the joint use of the Joint-Use Facility which agreement is to be included as part of the appropriate attachment to Appendix I attached hereto relating to each specified Joint-Use Facility.
SECTION 6. REIMBURSEMENT OF CERTAIN TAXES
      If at any time, any of the Companies is required by any state or local governmental authority to pay a gross revenue or other similar tax with respect to payments made to it under this Memorandum by any other Company, the Company paying the tax must be promptly reimbursed by the joint user(s) for such amount of the tax.

SECTION 7. LIABILITY
      (a) As among the Companies, each Company will indemnify and save the others harmless from and against all costs and damages by reason of bodily injury, death or damage to the property of third persons caused by or sustained on facilities owned by it, except that each Company shall be solely responsible and shall bear all costs of claims by its own employees growing out of any workmen's compensation law.
      (b) The Companies agree that they shall endeavor to operate and maintain the irrespective facilities involved in this Memorandum in accordance with good utility practice, but none of the Companies guarantees an uninterrupted transfer of electricity on its facilities, and each Company hereby waives all claims against any other Company for damages of any kind resulting from any stoppage, interruption, increase, diminution or variation in service whether resulting from the negligence of another Company otherwise.
SECTION 8. TREATMENT OF HOLYOKE COMPANIES
      Holyoke Water Power Company and Holyoke Power and Electric Company shall constitute a single party for all purposes of Sections 3 and 4 of this Memorandum.
SECTION 9. TERMINATION
      (a) Upon termination of this Memorandum or the retirement of one or more of the jointly uses local facilities or upon a significant decrease in the use of the facilities specified in one or more of the attachments to Appendix I attached hereto, the Companies shall determine by mutual agreement such appropriate adjustments and provisions as may be necessary to provide for reasonable reimbursement to each owning Company for and with respect to such portions of the facilities constructed to effectuate the purposes of this Memorandum but which are not required by the owning Company in connection with its own operations after such termination or decrease.
      (b) Notwithstanding the termination of this Memorandum or the retirement of one or more of the facilities list in the attachments to Appendix I attached hereto, the applicable provisions shall continue in effect after such termination to the extent necessary to provide for adjustments and provisions under this Section and for final billing and other adjustments.
SECTION 10. ARBITRATION
      In the event of any dispute between any of Companies or failure of any of the Companies to agree as to any matter to be determined by mutual agreement under the provisions of this Memorandum or as to the interpretation of or operation under any provision of this Memorandum upon notice from any Company, such dispute shall be submitted to arbitration. If agreement is not reached regarding appointment of an arbitrator within 30 days after the notice of submission to arbitration is given by a Company, any affected Company may apply to the American Arbitration Association for appointment of the arbitrator. The arbitrator shall be a disinterested person who is qualified in the area of the matter in dispute. The arbitrator shall conduct the proceeding in accordance with and subject to the rules of the American Arbitration Association and shall render his decision with respect to the matter in controversy as promptly as practicable. The arbitrator shall be authorized only to interpret and apply the provisions of this Memorandum, and he shall have no power to modify or change this Memorandum in any manner. The decision of the arbitrator shall be final and binding on the Companies. Each of the Companies in any arbitration proceeding shall bear its own expenses, and the expenses and fees of the arbitrator and any other expenses arising from the arbitration proceeding shall be shared equally by the Companies participating in the arbitration.

SECTION 11. MISCELLANEOUS
      (a) This Memorandum shall be binding upon and shall inure to the benefit of the Companies and their respective successors and assigns.
      (b) This Memorandum including all Appendices, Exhibits and Attachments is subject to present and future state or federal statutes and to present or future regulations or orders properly issued by any regulatory agencies having jurisdiction over matters contained herein.
SECTION 12. APPLICABLE LAW
      This Memorandum shall be interpreted, performed and controlled by and in accordance with the laws of the state of Connecticut.

THE CONNECTICUT LIGHT AND POWER COMPANY

By    /s/  Frank P. Sabatino
           Its Vice President

WESTERN MASSACHUSETTS ELECTRIC COMPANY

By    /s/  Frank P. Sabatino
           Its

HOLYOKE WATER POWER COMPANY

By    /s/  Frank P. Sabatino
           Its

HOLYOKE POWER AND ELECTRIC COMPANY

By    /s/  Frank P. Sabatino
           Its


                                  EXHIBIT A

      The following agreement is to be terminated as of the effective date of this Agreement and relating to the specific facility:

1. Agreement between The Hartford Electric Light Company and Western Massachusetts Electric Company relating to the Southwick Substation (MWME FPC Rate Schedule 13).


                                 Appendix I
                         Local Facilities Agreement

 The annual costs of the Local Facilities shall be the estimated annual costs of owning, operating, maintaining, and supporting those facilities, including applicable leasing costs. These costs shall be computed annually. In determining such costs, the provisions of the Uniform System of Accounts prescribed by the Federal Energy Regulatory Commission for major electric utilities and licensees shall be controlling, to the extent applicable.

I.    Determination of Investment Base

      The Investment Base is the sum of Net Investment and Working Capital as determined at the end of the preceding calendar year unless there is a substantial change (of $500,000 or more) in the Investment Base during the calendar year.

      A.   Net Investment

           Net investment shall be the original cost (including the cost of any betterments, improvements, and additions thereto and excluding the cost of any retirements therefrom) of the Local Facility, as reflected on the Owner's books of account, less the sum of (1) accumulated depreciation and (2) accumulated deferred federal and state income taxes arising from liberalized depreciation and accelerated amortization. Accumulated depreciation shall reflect retirements and net salvage realized. Accumulated deferred income taxes shall be computed using the same life, methods, rates, salvage factors, and accounting practices as reflected on the Owner's books of account, and shall be applicable to investments made in such facilities on or subsequent to the effective date of this Agreement.

           In the event that the Owner has employed a liberalized tax depreciation or accelerated depreciation method and thereafter employs a different method, any necessary allowance or adjustment shall be made in order to insure that any such change of methods does not result in any overcollection or undercollection by the Owner.
      B.   Working Capital

           Working capital to be included in the Investment Base shall include 45 days (out of 360) of related operation and maintenance expense and the Owner's best estimate of the cost of related materials and supplies and an appropriate allowance for any payments made pursuant to the prepayment provisions applicable leases.

II.   Determination of Annual Carrying Costs of Local Facilities

      The following cost factors shall be used in determining the annual carrying costs of the Local Facilities:

      A.   Operation and Maintenance Expense
      B.   Property Tax Expense
      C.   Depreciation Expense
      D.   Investment Return
      E.   Income Tax Expense
      F.   Investment Tax Credit Allowance
      G.   Leasing Expense
      H.   Other Tax Expense

      A.   Operation and Maintenance Expense

           Operation and maintenance expense means an amount equal to the sum of the following: (1) the actual cost (or the best estimate thereof) of the annual expense of operating and maintaining the Local Facility; (2) an appropriate allowance to cover the related administrative and general expenses, including, but not limited to, employee pensions and benefits, federal and state taxes related to the direct payroll expense, and property insurance expense for the Local Facility. The allowance for the administrative and general expenses is initially estimated at 40 percent of the operation and maintenance expense provided in (1) above. This allowance shall be subject to periodic review, and shall be revised, when and to the extent deemed appropriate by the Owner, in accordance with the results of any such review.

      B.   Property Tax Expense

           Property tax expense shall consist of those taxes or excise payments that are based upon the assessed value of the Local Facility, and specifically identified with that facility, or the Owner's best estimate thereof. The procedures for determining the amounts of any such estimates shall be determined by the Owner. The Owner shall have the sole discretion in any negotiations with taxing authorities.

      C.   Depreciation Expense

           Depreciation expense shall be determined on the same basis as recorded on the Owner's books of account.

      D.   Investment Return

           Investment return for the Local Facility shall be determined by multiplying the Owner's investment base by the Owner's composite cost of capital. The Owner's composite cost of capital shall be computed on the basis of its cost, expressed in percentages, for (1) bonds and other long-term indebtedness, (2) preferred stock, and (3) for the return on common equity as granted in its most recent rate order from the regulatory authority having principal jurisdiction over the Owner's rates. These costs shall be combined in accordance with the following formula to determine the Owner's composite cost of capital:

Composite Cost of Capital = Ax8 + CxD + ExF in which:

      A - the Owner's cost for long-term indebtedness

      B - the percentage of the Owner's capitalization represented by long-term indebtedness

      C - the Owner's cost for preferred stock

      D - the percentage of the Owner's capitalization represented by preferred stock

      E - the Owner's return on common equity

      F - the percentage of the Owner's capitalization represented by common equity

In the above formula, the Owner's capitalization consists of its components of long-term indebtedness, preferred stock, and common equity. Those components and the percentage of capitalization represented by each of those components shall be rounded off to the nearest whole number.

The Owner's cost of long-term indebtedness in the above formula is the weighted average of the costs of its various issues of long-term indebtedness. The cost of an issue of long-term indebtedness shall be computed in accordance with the following formula:

Cost of Issue in Percent =

(Dividend Rate (%) x Aggregate Par or Stated Value) /
(Proceeds to Company from Underwriter or Investor less Company Expenses of
Issue)

 The Owner's investment return for a year shall be computed initially at the beginning of the year on the basis of its investment base and its composite cost of capital as of the beginning of the year. The investment return, as so computed, shall be recomputed each time that a substantial change in its Investment Base or composite cost of capital occurs during the year, and at any such other time as the Companies mutually agree is appropriate.

      E.   Income Tax Expense

           An allowance for income taxes shall be computed in accordance with the following formula:

           (Te / 1-Te) x [(IB (PE + CE)) + (DB - DT)]

           Te - the effective combined federal and state statutory income tax rate of the Owner
           IB - Investment Base
           PE - Weighted Preferred Stock Component (C x D in II.D.)
           CE - Weighted Common Equity Component (E x F in II.D.)
           DB - Book depreciation
           DT - Tax depreciation

           Where the book depreciation (DB) and tax depreciation (DT) apply only to investments made in the Local Facility prior to the effective date of this Agreement.

      F.   Investment Tax Credit Allowance
           Applicable investment tax credits are those based upon the Owner's applicable investments placed in service on or subsequent to the effective date of this Agreement.

           An allowance for any applicable investment tax credit shall be reflected ratably over the remaining book depreciable life of the Local Facility. This allowance for the normalized investment tax credit shall be calculated by dividing the investment tax credit by the estimated remaining book depreciable life, by one minus the effective tax rate, as described below:

           IC / (1-Td)N

           IC - the applicable investment tax credit
           Te - as previously defined
           N - remaining book depreciable life of the Local Facility expressed in years

      G.   Leasing Expense

           Leasing expense shall consist of those leasing costs (or rental payments) charged to the Owner and related to the Local Facility.

      H.   Other Tax Expense

           Other tax expense shall consist of any taxes or excises which are incurred in the future as a result of constructing, owning, operating, or leasing the Local Facility. Such tax expense shall include any tax, on gross revenues or any tax pertaining to the billing of those annual costs, which is not recognized elsewhere in this Agreement.

III.  Allocation of Annual Carrying Costs of NU Local Facilities

      The Annual Carrying Costs listed above (II.A. through II.E.) shall be allocated to the Participants as follows:

      A.   Transmission Facilities

           Jointly used transmission facilities shall be allocated in accordance with the provisions of the NUG&T Agreement.

      B.   Substation Facilities

           One-half of the cost of such jointly used substation facilities shall be allocated in accordance with the provisions of the NUG&T Agreement and the remainder of such costs shall be allocated on the basis of the number of feeder positions assigned. Spare (unloaded) feeder positions shall be included in this allocation. When one party's feeder is tapped in the field, this allocation will still reflect the number of feeder positions assigned to each party.

      C.   Distribution Facilities

           1. Duct Lines - Shall be allocated on the basis of the number of ducts actually utilized by each party. Spare ducts shall be included in this allocation.

           2. Feeders - When one party's feeder is tapped in the field, the costs of the jointly used portion shall be allocated on an equal basis between the parties.
                                ATTACHMENT 1

                                              January 6, 1993

TO:        H. C. Walmsley

FROM:      B. K. Morton (x5369)

SUBJECT:   NU Local Facilities Adjustment


Below are the adjustments to the December 1992 NU Local Facilities billings:

                            Chicopee Franconia Silver St Southwick    Trans.
                                S/S       S/S       S/S       S/S   Distrib.
                            HWP=User CL&P=User CL&P=User CL&P=User CL&P=User
Total User Carrying Charge       $ 0   $78,285   $24,165   $47,096   $18,041

Less: Amount Billed
      Jan-Nov 1992           369,600    67,100    20,900    79,200    14,300

Less: Adjustment for
      Nov & Dec 1991          67,169

Adjustment Due To/
(Reimbursed By) WMECO     ($436,769)   $11,185    $3,265 ($32,104)    $3,741


Detailed below are the 1993 monthly billings for NU Local Facilities.

Monthly Billing To Be
Collected Jan-Nov                $ 0    $6,500    $2,000    $3,900    $1,500

We will provide you with the December adjustment to actual carrying cost in January of 1994.

Please contact me if you have any questions.

bkm/bm
cc:   R. A. Baumann
      J. M. Geruch
      J. J. Roman


                             NORTHEAST UTILITIES
                              LOCAL FACILITIES
                            FRANCONIA SUBSTATION
                                1992 CHARGES

                                                  SOLE USE        SOLE USE
                                 JOINT USE   NON-OWNER (CL&P)  OWNER (WMECO)
INVESTMENT BASE:

NON-DEPRECIABLE

   LAND                            $37,660              5,380         10,760

   ALLOW FOR WKNG CAP:
      MAT. & SUPPLIES               11,475                221          1,367
      WKNG CAP ALLOW                20,621                465          3,043

   TOTAL ALLOWANCE                  32,096                686          4,410

TOTAL NON-DEPRECIABLE               69,756              6,066         15,170

DEPRECIABLE INVESTMENT           1,311,950             25,231        156,312

ACCUMULATED DEPRECIATION         (595,088)           (19,918)       (66,865)

ACCUM DEFERRED INC TAXES          (21,582)                  0        (1,133)

NET INVESTMENT                    $765,036             11,379        103,484


ANNUAL CARRYING CHARGES:

OPER. AND MAINT. EXPENSE          $112,265              2,328         14,427
ADMIN. & GEN. EXPENSE               44,906                931          5,771
LEASING EXPENSE                     31,192              1,843         16,591
DEPRECIATION EXPENSE                25,580                487          3,017
PROPERTY TAX EXPENSE                13,328                302          1,650
INVESTMENT RETURN                   72,143              1,073          9,758
INCOME TAX EXPENSE                  23,537                329          3,224
INVESTMENT TAX CREDIT                (114)                  0              0
OTHER TAX EXPENSE                        0                  0              0

TOTAL CARRYING CHARGES            $322,837              7,293         54,438

ALLOCATED % TO NON-OWNER            21.99%            100.00%

CARRYING CHARGE ALLOCATION         $70,992              7,293

TOTAL CARRYING CHARGE
TO NON-OWNER (CL&P)                                    78,285



                             NORTHEAST UTILITIES
                              LOCAL FACILITIES
                            SILVER ST SUBSTATION
                                1992 CHARGES

                                                  SOLE USE        SOLE USE
                                 JOINT USE   NON-OWNER (CL&P)  OWNER (WMECO)
INVESTMENT BASE:

NON-DEPRECIABLE

   LAND                                $ 0                N/A              0

   ALLOW FOR WKNG CAP:
      MAT. & SUPPLIES                8,135                N/A          1,648
      WKNG CAP ALLOW                14,642                N/A          3,018

   TOTAL ALLOWANCE                  22,777                N/A          4,666

TOTAL NON-DEPRECIABLE               22,777                N/A          4,666

DEPRECIABLE INVESTMENT             930,072                N/A        188,428

ACCUMULATED DEPRECIATION         (379,849)                N/A      (113,096)

ACCUM DEFERRED INC TAXES          (33,735)                N/A        (1,092)
NET INVESTMENT                    $539,265                N/A         78,906


ANNUAL CARRYING CHARGES:

OPER. AND MAINT. EXPENSE           $83,668                N/A         17,248
ADMIN. & GEN. EXPENSE               33,467                N/A          6,899
DEPRECIATION EXPENSE                18,138                N/A          3,639
PROPERTY TAX EXPENSE                11,962                N/A          2,423
INVESTMENT RETURN                   50,853                N/A          7,441
INCOME TAX EXPENSE                  17,118                N/A          2,293
INVESTMENT TAX CREDIT                 (26)                N/A              0
OTHER TAX EXPENSE                        0                N/A              0

TOTAL CARRYING CHARGES            $215,180                N/A         39,943

ALLOCATED % TO NON-OWNER            11.23%

CARRYING CHARGE ALLOCATION
TO NON-OWNER (CL&P)                $24,165


                             NORTHEAST UTILITIES
                              LOCAL FACILITIES
                            SOUTHWICK SUBSTATION
                                1992 CHARGES

                                                  SOLE USE        SOLE USE
                                 JOINT USE   NON-OWNER (CL&P)  OWNER (WMECO)
INVESTMENT BASE:
NON-DEPRECIABLE

   LAND                             $8,355                  0            440

   ALLOW FOR WKNG CAP:
      MAT. & SUPPLIES                8,208                  0            264
      WKNG CAP ALLOW                14,685                  0            477

   TOTAL ALLOWANCE                  22,893                  0            741

TOTAL NON-DEPRECIABLE               31,248                  0          1,181

DEPRECIABLE INVESTMENT             938,352                  0         30,143

ACCUMULATED DEPRECIATION         (574,715)                  0       (21,113)

ACCUM DEFERRED INC TAXES          (14,552)                  0          (524)

NET INVESTMENT                    $380,333                  0          9,687


ANNUAL CARRYING CHARGES:

OPER. AND MAINT. EXPENSE            83,914                  0          2,727
ADMIN. & GEN. EXPENSE               33,566                  0          1,091
DEPRECIATION EXPENSE                18,254                  0            583
PROPERTY TAX EXPENSE                 8,633                  0            279
INVESTMENT RETURN                   35,865                  0            914
INCOME TAX EXPENSE                  11,227                  0            272
INVESTMENT TAX CREDIT                 (90)                  0           (22)
OTHER TAX EXPENSE                        0                  0              0

TOTAL CARRYING CHARGES            $191,369                  0          5,844

ALLOCATED % TO NON-OWNER            24.61%              0.00%

CARRYING CHARGE ALLOCATION         $47,096                  0

TOTAL CARRYING CHARGE
TO NON-OWNER (CL&P)                                   $47,096



                             NORTHEAST UTILITIES
                              LOCAL FACILITIES
                           FRANCONIA DISTRIBUTION
                                1992 CHARGES
                                    WMECO

INVESTMENT BASE:

NON-DEPRECIABLE

   LAND                                              $      0

   ALLOW FOR WKNG CAP:
      MAT. & SUPPLIES                                   1,656
      WKNG CAP ALLOW                                    1,195

   TOTAL ALLOWANCE                                      2,851

TOTAL NON-DEPRECIABLE                                   2,851

DEPRECIABLE INVESTMENT                                189,271

ACCUMULATED DEPRECIATION                             (97,944)

ACCUM DEFERRED INC TAXES                                    0

NET INVESTMENT                                       $ 94,178


ANNUAL CARRYING CHARGES:

OPER. AND MAINT. EXPENSE                             $  6,827
ADMIN. & GEN. EXPENSE                                   2,731
DEPRECIATION EXPENSE                                    3,785
PROPERTY TAX EXPENSE                                    2,421
INVESTMENT RETURN                                       8,881
INCOME TAX EXPENSE                                      3,061
INVESTMENT TAX CREDIT                                       0
OTHER TAX EXPENSE                                           0

TOTAL CARRYING CHARGES                               $ 27,706

ADJUSTMENT PERCENTAGE                                  0.1875

CL&P OWES TO WMECO                                   $  5,195


                             NORTHEAST UTILITIES
                              LOCAL FACILITIES
                           FRANCONIA DISTRIBUTION
                                1992 CHARGES
                                    CL&P

INVESTMENT BASE:

NON-DEPRECIABLE

   LAND                                              $      0

   ALLOW FOR WKNG CAP:
      MAT. & SUPPLIES                                     807
      WKNG CAP ALLOW                                      583

   TOTAL ALLOWANCE                                      1,390

TOTAL NON-DEPRECIABLE                                   1,390

DEPRECIABLE INVESTMENT                                 92,225

ACCUMULATED DEPRECIATION                             (46,380)

ACCUM DEFERRED INC TAXES                                    0

NET INVESTMENT                                       $ 47,235


ANNUAL CARRYING CHARGES:

OPER. AND MAINT. EXPENSE                             $  3,333
ADMIN. & GEN. EXPENSE                                   1,333
DEPRECIATION EXPENSE                                    3,042
PROPERTY TAX EXPENSE                                    1,180
INVESTMENT RETURN                                       4,454
INCOME TAX EXPENSE                                      1,618
INVESTMENT TAX CREDIT                                       0
OTHER TAX EXPENSE                                           0

TOTAL CARRYING CHARGES                               $ 14,960

ADJUSTMENT PERCENTAGE                                  0.5000

CL&P OWES TO WMECO                                   $  7,480


                             NORTHEAST UTILITIES
                              LOCAL FACILITIES
                         SILVER STREET DISTRIBUTION
                                1992 CHARGES
                                   COMMON

INVESTMENT BASE:

NON-DEPRECIABLE

   LAND                                              $      0

   ALLOW FOR WKNG CAP:
      MAT. & SUPPLIES                                   1,865
      WKNG CAP ALLOW                                    1,348

   TOTAL ALLOWANCE                                      3,213
TOTAL NON-DEPRECIABLE                                   3,213

DEPRECIABLE INVESTMENT                                213,187

ACCUMULATED DEPRECIATION                             (21,019)

ACCUM DEFERRED INC TAXES                                    0

NET INVESTMENT                                       $195,381


ANNUAL CARRYING CHARGES:

OPER. AND MAINT. EXPENSE                             $  7,702
ADMIN. & GEN. EXPENSE                                   3,081
DEPRECIATION EXPENSE                                    4,100
PROPERTY TAX EXPENSE                                    2,727
INVESTMENT RETURN                                      18,424
INCOME TAX EXPENSE                                      6,485
INVESTMENT TAX CREDIT                                    (39)
OTHER TAX EXPENSE                                           0

TOTAL CARRYING CHARGES                               $ 42,480

ADJUSTMENT PERCENTAGE                                  0.0833

CL&P OWES TO WMECO                                   $  3,539


                             NORTHEAST UTILITIES
                              LOCAL FACILITIES
                           SOUTHWICK DISTRIBUTION
                                1992 CHARGES
                                   COMMON

INVESTMENT BASE:

NON-DEPRECIABLE

   LAND                                              $      0

   ALLOW FOR WKNG CAP:
      MAT. & SUPPLIES                                     489
      WKNG CAP ALLOW                                      353

   TOTAL ALLOWANCE                                        842

TOTAL NON-DEPRECIABLE                                     842

DEPRECIABLE INVESTMENT                                 55,908

ACCUMULATED DEPRECIATION                              (6,357)

ACCUM DEFERRED INC TAXES                                    0

NET INVESTMENT                                       $ 50,393


ANNUAL CARRYING CHARGES:

OPER. AND MAINT. EXPENSE                             $  2,018
ADMIN. & GEN. EXPENSE                                     807
DEPRECIATION EXPENSE                                    1,085
PROPERTY TAX EXPENSE                                      715
INVESTMENT RETURN                                       4,752
INCOME TAX EXPENSE                                      1,595
INVESTMENT TAX CREDIT                                    (14)
OTHER TAX EXPENSE                                           0

TOTAL CARRYING CHARGES                               $ 10,958

ADJUSTMENT PERCENTAGE                                  0.1667

CL&P OWES TO WMECO                                   $  1,827
                    NOT EFFECTIVE AS OF NOVEMBER 1, 1991
                           EXHIBIT 1 TO APPENDIX I

                              LOCAL FACILITIES
                             CHICOPEE SUBSTATION
                                1984 CHARGES

                                                  SOLE USE        SOLE USE
                                   JOINT USE  NON-OWNER (HWP)  OWNER (WMECO)
INVESTMENT BASE:

NON-DEPRECIABLE

   LAND                          $     3,295            1,098          1,098

   ALLOW FOR WKNG CAP:
      MAT. & SUPPLIES                 12,297            2,390          1,378
      WKNG CAP ALLOW                  12,429            2,584          1,503

   TOTAL ALLOWANCE                    24,726            4,974          2,881

TOTAL NON-DEPRECIABLE                 28,021            6,072          3,979

DEPRECIABLE INVESTMENT             1,218,604          236,837        136,537

ACCUMULATED DEPRECIATION           (508,492)         (66,191)       (39,641)

ACCUM DEFERRED INC TAXES                   0                0              0

NET INVESTMENT                   $   738,133          176,718        100,875

ANNUAL CARRYING CHARGES:

OPER. AND MAINT. EXPENSE         $    71,023           14,764          8,589
ADMIN. & GEN. EXPENSE                 28,409            5,906          3,436
DEPRECIATION EXPENSE                  39,447            7,759          4,481
PROPERTY TAX EXPENSE                  22,825            4,445          2,571
INVESTMENT RETURN                     88,945           21,295         12,155
INCOME TAX EXPENSE                    54,991           13,119          7,501
INVESTMENT TAX CREDIT                (2,287)            (559)          (311)
OTHER TAX EXPENSE                          0                0              0

TOTAL CARRYING CHARGES           $   303,353           66,730         38,422

ALLOCATED % TO NON-OWNER *            81.28%          100.00%

CARRYING CHARGE ALLOCATION           246,565           66,730

TOTAL CARRYING CHARGE
TO NON-OWNER (HWP)                                    313,295

* SEE PAGE 3 OF EXHIBIT 1 TO APPENDIX I


                    NOT EFFECTIVE AS OF NOVEMBER 1, 1991
                           EXHIBIT 1 TO APPENDIX I

                              LOCAL FACILITIES
                             CHICOPEE SUBSTATION
                              1984 INVESTMENTS
                                                  SOLE USE        SOLE USE
ITEM                               JOINT USE  NON-OWNER (HWP)  OWNER (WMECO)

   TOTAL STATION LAND INVEST.    $     3,295            1,098          1,098
   "PTF" LAND INVEST.                      0                0              0
   "NUG&T" LAND INVEST.                    0                0              0

   LOCAL FACIL. LAND INVEST.     $     3,295            1,098          1,098


   TOTAL STATION DEPR. INVEST.   $ 1,218,604          236,837        136,537
   "PTF" DEPRECIABLE INVEST.               0                0              0
   "NUG&T" DEPRECIABLE INVEST.             0                0              0

   LOCAL FACIL. DEPR. INVEST.    $ 1,218,604          236,837        136,537

   LOCAL FACIL. TOTAL INVEST.    $ 1,221,899          237,935        137,635


                    NOT EFFECTIVE AS OF NOVEMBER 1, 1991
                           EXHIBIT 1 TO APPENDIX I

                              LOCAL FACILITIES
                             CHICOPEE SUBSTATION
                               1984 ALLOCATORS


LOAD PERCENTAGES:

   NON-OWNER PEAK (HWP)                  238.2  MW
   OWNER PEAX (WMECO)                     10.2  MW

   TOTAL OF PEAK LOADS                   248.4  MW

   NON-OWNER PERCENTAGE                 95.89%

   50% OF TOTAL ALLOCATOR               X   .5

      NET LOAD ALLOCATOR                47.95%


FEEDER POSITIONS:

   NON-OWNER FEEDERS (HWP)                 8.0
   OWNER FEEDERS (WMECO)                   4.0

   TOTAL OF FEEDER POSITIONS              12.0

   NON-OWNER PERCENTAGE                 66.67%

   50% OF TOTAL ALLOCATOR               X   .5

      NET LOAD ALLOCATOR                33.33%


TOTAL NON-OWNER ALLOCATOR (HWP)         81.28%

ALLOCATED PER APPENDIX I SECTION III


                           EXHIBIT 1 TO APPENDIX I
                              LOCAL FACILITIES
                            FRANCONIA SUBSTATION
                                1984 CHARGES

                                                  SOLE USE        SOLE USE
                                   JOINT USE NON-OWNER (CL&P)  OWNER (WMECO)
INVESTMENT BASE:

NON-DEPRECIABLE

   LAND                          $    37,660            5,380         10,760

   ALLOW FOR WKNG CAP:
      MAT. & SUPPLIES                 10,274              383          1,288
      WKNG CAP ALLOW                  11,579              613          1,953

   TOTAL ALLOWANCE                    21,853              996          3,241

TOTAL NON-DEPRECIABLE                 59,513            6,376         14,001

DEPRECIABLE INVESTMENT             1,018,179           37,932        127,635

ACCUMULATED DEPRECIATION           (303,273)         (10,426)       (37,407)

ACCUM DEFERRED INC TAXES                   0                0              0

NET INVESTMENT                   $   774,419           33,882        104,229


ANNUAL CARRYING CHARGES:
OPER. AND MAINT. EXPENSE         $    60,937            2,526          8,501
ADMIN. & GEN. EXPENSE                 24,375            1,010          3,400
LEASING EXPENSE                       29,280            5,459         14,888
DEPRECIATION EXPENSE                  33,094            1,259          4,237
PROPERTY TAX EXPENSE                  15,688              644          2,056
INVESTMENT RETURN                     93,317            4,083         12,560
INCOME TAX EXPENSE                    57,181           22,510          7,758
INVESTMENT TAX CREDIT                (2,721)            (124)          (343)
OTHER TAX EXPENSE                          0                0              0

TOTAL CARRYING CHARGES           $   311,151           17,367         53,057

ALLOCATED % TO NON-OWNER *            24.91%          100.00%

CARRYING CHARGE ALLOCATION            77,508           17,367

TOTAL CARRYING CHARGE
TO NON-OWNER (HWP)                                     94,875

* SEE PAGE 7 OF EXHIBIT 1 TO APPENDIX I


                           EXHIBIT 1 TO APPENDIX I

                              LOCAL FACILITIES
                            FRANCONIA SUBSTATION
                              1984 INVESTMENTS

                                                  SOLE USE        SOLE USE
ITEM                               JOINT USE NON-OWNER (CL&P)  OWNER (WMECO)
   TOTAL STATION LAND INVEST.    $    37,660            5,380         10,760
   "PTF" LAND INVEST.                      0                0              0
   "NUG&T" LAND INVEST.                    0                0              0

   LOCAL FACIL. LAND INVEST.     $    37,660            5,380         10,760


   TOTAL STATION DEPR. INVEST.   $ 1,018,179           37,932        127,635
   "PTF" DEPRECIABLE INVEST.               0                0              0
   "NUG&T" DEPRECIABLE INVEST.             0                0              0

   LOCAL FACIL. DEPR. INVEST.    $ 1,018,179           37,932        127,635

   LOCAL FACIL. TOTAL INVEST.    $ 1,055,839           43,312        138,395


                           EXHIBIT 1 TO APPENDIX I

                              LOCAL FACILITIES
                            FRANCONIA SUBSTATION
                               1984 ALLOCATORS


LOAD PERCENTAGES:

   NON-OWNER PEAK (CL&P)                  85.8  MW
   OWNER PEAX (WMECO)                    259.8  MW

   TOTAL OF PEAK LOADS                   345.6  MW

   NON-OWNER PERCENTAGE                 24.83%

   50% OF TOTAL ALLOCATOR               X   .5

      NET LOAD ALLOCATOR                                    12.41%


FEEDER POSITIONS:

   NON-OWNER FEEDERS (CL&P)                2.0
   OWNER FEEDERS (WMECO)                   6.0

   TOTAL OF FEEDER POSITIONS               8.0

   NON-OWNER PERCENTAGE                 25.00%

   50% OF TOTAL ALLOCATOR               X   .5

      NET LOAD ALLOCATOR                12.50%


TOTAL NON-OWNER ALLOCATOR (CL&P)        24.91%

ALLOCATED PER APPENDIX I SECTION III


                           EXHIBIT 1 TO APPENDIX I

                              LOCAL FACILITIES
                            SILVER ST. SUBSTATION
                                1984 CHARGES
                                                  SOLE USE        SOLE USE
                                   JOINT USE NON-OWNER (CL&P)  OWNER (WMECO)
INVESTMENT BASE:

NON-DEPRECIABLE

   LAND                          $         0              N/A              0

   ALLOW FOR WKNG CAP:
      MAT. & SUPPLIES                  5,884              N/A          1,973
      WKNG CAP ALLOW                   6,592              N/A          2,258

   TOTAL ALLOWANCE                    12,476              N/A          4,231

TOTAL NON-DEPRECIABLE                 12,476              N/A          4,231

DEPRECIABLE INVESTMENT               583,085              N/A        195,535

ACCUMULATED DEPRECIATION           (194,276)              N/A       (65,328)

ACCUM DEFERRED INC TAXES                   0              N/A              0

NET INVESTMENT                   $   401,285              N/A        134,438


ANNUAL CARRYING CHARGES:

OPER. AND MAINT. EXPENSE         $    37,670              N/A         12,903
ADMIN. & GEN. EXPENSE                 15,068              N/A          5,161
DEPRECIATION EXPENSE                  19,239              N/A          6,480
PROPERTY TAX EXPENSE                   8,336              N/A          2,796
INVESTMENT RETURN                     48,355              N/A         16,200
INCOME TAX EXPENSE                    30,056              N/A         10,098
INVESTMENT TAX CREDIT                (1,540)              N/A          (349)
OTHER TAX EXPENSE                          0              N/A              0

TOTAL CARRYING CHARGES           $   157,184              N/A         53,289

ALLOCATED % TO NON-OWNER *             9.77%

TOTAL CARRYING CHARGE
TO NON-OWNER (CL&P)              $    15,357

* SEE PAGE 11 OF EXHIBIT 1 TO APPENDIX I


                           EXHIBIT 1 TO APPENDIX I

                              LOCAL FACILITIES
                            SILVER ST. SUBSTATION
                              1984 INVESTMENTS

                                                  SOLE USE        SOLE USE
ITEM                               JOINT USE NON-OWNER (CL&P)  OWNER (WMECO)

   TOTAL STATION LAND INVEST.    $         0              N/A              0
   "PTF" LAND INVEST.                      0              N/A              0
   "NUG&T" LAND INVEST.                    0              N/A              0

   LOCAL FACIL. LAND INVEST.     $         0              N/A              0
   TOTAL STATION DEPR. INVEST.   $   583,085              N/A        195,535
   "PTF" DEPRECIABLE INVEST.               0              N/A              0
   "NUG&T" DEPRECIABLE INVEST.             0              N/A              0

   LOCAL FACIL. DEPR. INVEST.    $   583,085              N/A        195,535

   LOCAL FACIL. TOTAL INVEST.    $   583,085              N/A        195,535


                           EXHIBIT 1 TO APPENDIX I

                              LOCAL FACILITIES
                            SILVER ST. SUBSTATION
                               1984 ALLOCATORS


LOAD PERCENTAGES:

   NON-OWNER PEAK (CL&P)                  38.4  MW
   OWNER PEAX (WMECO)                    304.4  MW

   TOTAL OF PEAK LOADS                   342.8  MW

   NON-OWNER PERCENTAGE                 11.20%

   50% OF TOTAL ALLOCATOR               X   .5

      NET LOAD ALLOCATOR                                     5.60%


FEEDER POSITIONS:

   NON-OWNER FEEDERS (CL&P)                0.5  *
   OWNER FEEDERS (WMECO)                   5.5  *

   TOTAL OF FEEDER POSITIONS               6.0

   NON-OWNER PERCENTAGE                  8.33%

   50% OF TOTAL ALLOCATOR               X   .5

      NET LOAD ALLOCATOR                 4.17%


TOTAL NON-OWNER ALLOCATOR (CL&P)         9.77%

ALLOCATED PER APPENDIX I SECTION III

* 1 WMECO FEEDER TAPPED IN THE FIELD


                           EXHIBIT 1 TO APPENDIX I

                              LOCAL FACILITIES
                            SOUTHWICK SUBSTATION
                                1984 CHARGES

                                                  SOLE USE        SOLE USE
                                   JOINT USE NON-OWNER (CL&P)  OWNER (WMECO)
INVESTMENT BASE:

NON-DEPRECIABLE

   LAND                          $     7,036            1,319            440

   ALLOW FOR WKNG CAP:
      MAT. & SUPPLIES                  7,127              829            257
      WKNG CAP ALLOW                   7,923              936            288

   TOTAL ALLOWANCE                    15,050            1,765            545

TOTAL NON-DEPRECIABLE                 22,086            3,084            985

DEPRECIABLE INVESTMENT               706,305           82,153         25,442

ACCUMULATED DEPRECIATION           (312,397)         (47,011)       (14,013)

ACCUM DEFERRED INC TAXES                   0                0              0

NET INVESTMENT                   $   415,994           38,226         12,414


ANNUAL CARRYING CHARGES:

OPER. AND MAINT. EXPENSE         $    45,274            5,351          1,648
ADMIN. & GEN. EXPENSE                 18,110            2,140            659
DEPRECIATION EXPENSE                  23,267            2,715            840
PROPERTY TAX EXPENSE                  10,635            1,244            386
INVESTMENT RETURN                     50,127            4,606          1,496
INCOME TAX EXPENSE                    31,435            2,962            957
INVESTMENT TAX CREDIT                (1,128)             (17)           (14)
OTHER TAX EXPENSE                          0                0              0
TOTAL CARRYING CHARGES           $   177,720           19,001          5,972

ALLOCATED % TO NON-OWNER *            40.59%          100.00%

CARRYING CHARGE ALLOCATION       $    72,137           19,001

TOTAL CARRYING CHARGE
TO NON-OWNER (CL&P)                                    91,138

* SEE PAGE 15 OF EXHIBIT 1 TO APPENDIX I


                           EXHIBIT 1 TO APPENDIX I

                              LOCAL FACILITIES
                            SOUTHWICK SUBSTATION
                               1984 INVESTMENT

                                                  SOLE USE        SOLE USE
ITEM                               JOINT USE NON-OWNER (CL&P)  OWNER (WMECO)

   TOTAL STATION LAND INVEST.    $     7,036            1,319            440
   "PTF" LAND INVEST.                      0                0              0
   "NUG&T" LAND INVEST.                    0                0              0

   LOCAL FACIL. LAND INVEST.     $     7,036            1,319            440


   TOTAL STATION DEPR. INVEST.   $   706,305           82,153         25,442
   "PTF" DEPRECIABLE INVEST.               0                0              0
   "NUG&T" DEPRECIABLE INVEST.             0                0              0

   LOCAL FACIL. DEPR. INVEST.    $   706,305           82,153         25,442

   LOCAL FACIL. TOTAL INVEST.    $   713,341           83,472         25,882


                           EXHIBIT 1 TO APPENDIX I

                              LOCAL FACILITIES
                            SOUTHWICK SUBSTATION
                               1984 ALLOCATORS


LOAD PERCENTAGES:

   NON-OWNER PEAK (CL&P)                  60.8  MW
   OWNER PEAX (WMECO)                    134.2  MW

   TOTAL OF PEAK LOADS                   195.0  MW

   NON-OWNER PERCENTAGE                 31.18%

   50% OF TOTAL ALLOCATOR               X   .5

      NET LOAD ALLOCATOR                                    15.59%


FEEDER POSITIONS:

   NON-OWNER FEEDERS (CL&P)                1.5  *
   OWNER FEEDERS (WMECO)                   1.5  *

   TOTAL OF FEEDER POSITIONS               3.0

   NON-OWNER PERCENTAGE                 50.00%

   50% OF TOTAL ALLOCATOR               X   .5

      NET LOAD ALLOCATOR                                    25.00%


TOTAL NON-OWNER ALLOCATOR (CL&P)                            40.59%


ALLOCATED PER APPENDIX I SECTION III

* 1 WMECO FEEDER TAPPED IN THE FIELD


                           EXHIBIT 1 TO APPENDIX I

                              LOCAL FACILITIES
                           SOUTHWICK TRANSMISSION
                                1984 CHARGES
                                CL&P (OWNER)


INVESTMENT BASE:

NON-DEPRECIABLE

   LAND                                      $   223,363

   ALLOW FOR WORKING CAPITAL:
      MATERIALS & SUPPLIES                         3,556
      WORKING CAPITAL ALLOWANCE                    1,506

   TOTAL ALLOWANCE                                 5,062

TOTAL NON-DEPRECIABLE                            228,425

DEPRECIABLE INVESTMENT                           352,434

ACCUMULATED DEPRECIATION                       (122,698)

ACCUM DEFERRED INC TAXES                               0

NET INVESTMENT                               $   458,161


ANNUAL CARRYING CHARGES:

OPER. AND MAINT. EXPENSE                     $     8,607
ADMIN. & GEN. EXPENSE                              3,443
DEPRECIATION EXPENSE                              11,253
PROPERTY TAX EXPENSE                               4,300
INVESTMENT RETURN                                 55,208
INCOME TAX EXPENSE                                32,979
INVESTMENT TAX CREDIT                                (7)
OTHER TAX EXPENSE                                      0

TOTAL CARRYING CHARGES                       $   115,783
ALLOCATED % TO NON-OWNER (WMECO) *                0.1624

WMECO OWES TO CL&P                           $    18,803


* SEE PAGE 20 OF EXHIBIT 1 TO APPENDIX I


                           EXHIBIT 1 TO APPENDIX I

                              LOCAL FACILITIES
                           SOUTHWICK TRANSMISSION
                                1984 CHARGES
                                WMECO (OWNER)


INVESTMENT BASE:

NON-DEPRECIABLE

   LAND                                           $   135,280

   ALLOW FOR WORKING CAPITAL:
      MATERIALS & SUPPLIES                              2,890
      WORKING CAPITAL ALLOWANCE                         1,224

   TOTAL ALLOWANCE                                      4,114

TOTAL NON-DEPRECIABLE                                 139,394

DEPRECIABLE INVESTMENT                                286,424

ACCUMULATED DEPRECIATION                             (99,094)

ACCUM DEFERRED INC TAXES                                    0

NET INVESTMENT                                    $   326,724


ANNUAL CARRYING CHARGES:

OPER. AND MAINT. EXPENSE                          $     6,995
ADMIN. & GEN. EXPENSE                                   2,798
DEPRECIATION EXPENSE                                    8,981
PROPERTY TAX EXPENSE                                    6,725
INVESTMENT RETURN                                      39,370
INCOME TAX EXPENSE                                     23,429
INVESTMENT TAX CREDIT                                       0
OTHER TAX EXPENSE                                           0

TOTAL CARRYING CHARGES                            $    88,298

ALLOCATED % TO NON-OWNER (CL&P) *                      0.8376

CL&P OWES TO WMECO                                $    73,959


* SEE PAGE 20 OF EXHIBIT 1 TO APPENDIX I


                           EXHIBIT 1 TO APPENDIX I
                              LOCAL FACILITIES
                                TRANSMISSION
                               1984 INVESTMENT


                                                 TRANSMISSION   TRANSMISSION
                                               LINE SOUTHWICK LINE SOUTHWICK
ITEM                                             CL&P (OWNER)  WMECO (OWNER)

   LOCAL TRANS. LAND INVEST.                      $   223,363    $   135,280
   "PTF" LAND INVEST.                                       0              0
   "NUG&T" LAND INVEST.                                     0              0

   LOCAL TRANS. LAND INVEST.                      $   223,363    $   135,280


   LOCAL TRANS. DEPRE. INVEST.                    $   352,434    $   286,424
   "PTF" DEPRECIABLE INVEST.                                0              0
   "NUG&T" DEPRECIABLE INVEST.                              0              0

   LOCAL TRANS. DEPR. INVEST.                     $   352,434    $   286,424


   LOCAL FACIL. TOTAL INVEST.                     $   575,797    $   421,704


                           EXHIBIT 1 TO APPENDIX I

                              LOCAL FACILITIES
                           SOUTHWICK TRANSMISSION
                               1984 ALLOCATORS
                                CL&P (OWNERS)


LOAD PERCENTAGES:

   NON-OWNER PEAK (WMECO)               7873.0  * MW
   OWNER PEAX (CL&P)                   40594.7  * MW

   TOTAL OF PEAK LOADS                 48467.7  MW

   NON-OWNER PERCENTAGE                 16.24%



                           SOUTHWICK TRANSMISSION
                               1984 ALLOCATORS
                               WMECO (OWNERS)


LOAD PERCENTAGES:

   NON-OWNER PEAK (CL&P)               40594.7  * MW
   OWNER PEAX (WMECO)                   7873.0  * MW

   TOTAL OF PEAK LOADS                 48467.7  MW

   NON-OWNER PERCENTAGE                 83.76%


ALLOCATED PER APPENDIX I SECTION III
* SUM OF THE MONTHLY RATCHETED PEAK LOADS PER NUG&T


                           EXHIBIT 1 TO APPENDIX I

                              LOCAL FACILITIES
                           FRANCONIA DISTRIBUTION
                                1984 CHARGES
                                   COMMON


INVESTMENT BASE:

NON-DEPRECIABLE

   LAND                                           $         0

   ALLOW FOR WORKING CAPITAL:
      MATERIALS & SUPPLIES                                 78
      WORKING CAPITAL ALLOWANCE                           166

   TOTAL ALLOWANCE                                        244

TOTAL NON-DEPRECIABLE                                     244

DEPRECIABLE INVESTMENT                                  7,771

ACCUMULATED DEPRECIATION                              (2,767)

ACCUM DEFERRED INC TAXES                                    0
NET INVESTMENT                                    $     5,248


ANNUAL CARRYING CHARGES:

OPER. AND MAINT. EXPENSE                          $       949
ADMIN. & GEN. EXPENSE                                     380
DEPRECIATION EXPENSE                                      341
PROPERTY TAX EXPENSE                                      190
INVESTMENT RETURN                                         632
INCOME TAX EXPENSE                                        477
INVESTMENT TAX CREDIT                                     (3)
OTHER TAX EXPENSE                                           0

TOTAL CARRYING CHARGES                            $     2,966

ADJUSTMENT PERCENTAGE *                                0.1875

CL&P OWES TO WMECO                                $       556


* SEE PAGE 26 OF EXHIBIT 1 TO APPENDIX I


                           EXHIBIT 1 TO APPENDIX I

                              LOCAL FACILITIES
                           FRANCONIA DISTRIBUTION
                                1984 CHARGES
                                   COMMON

INVESTMENT BASE:

NON-DEPRECIABLE

   LAND                                           $         0

   ALLOW FOR WORKING CAPITAL:
      MATERIALS & SUPPLIES                                267
      WORKING CAPITAL ALLOWANCE                           566

   TOTAL ALLOWANCE                                        833

TOTAL NON-DEPRECIABLE                                     833

DEPRECIABLE INVESTMENT                                 26,455

ACCUMULATED DEPRECIATION                              (7,193)

ACCUM DEFERRED INC TAXES                                    0

NET INVESTMENT                                    $    20,095


ANNUAL CARRYING CHARGES:

OPER. AND MAINT. EXPENSE                          $     3,232
ADMIN. & GEN. EXPENSE                                   1,293
DEPRECIATION EXPENSE                                      929
PROPERTY TAX EXPENSE                                      648
INVESTMENT RETURN                                       2,421
INCOME TAX EXPENSE                                        137
INVESTMENT TAX CREDIT                                    (26)
OTHER TAX EXPENSE                                           0

TOTAL CARRYING CHARGES                            $     8,634

ADJUSTMENT PERCENTAGE *                                0.7500

CL&P OWES TO WMECO                                $     6,476


* SEE PAGE 26 OF EXHIBIT 1 TO APPENDIX I


                           EXHIBIT 1 TO APPENDIX I

                              LOCAL FACILITIES
                         SILVER STREET DISTRIBUTION
                                1984 CHARGES
                                   COMMON


INVESTMENT BASE:

NON-DEPRECIABLE

   LAND                                           $         0

   ALLOW FOR WORKING CAPITAL:
      MATERIALS & SUPPLIES                                361
      WORKING CAPITAL ALLOWANCE                           765

   TOTAL ALLOWANCE                                      1,126

TOTAL NON-DEPRECIABLE                                   1,126

DEPRECIABLE INVESTMENT                                 35,781

ACCUMULATED DEPRECIATION                             (11,404)

ACCUM DEFERRED INC TAXES                                    0

NET INVESTMENT                                    $    25,503


ANNUAL CARRYING CHARGES:

OPER. AND MAINT. EXPENSE                          $     4,371
ADMIN. & GEN. EXPENSE                                   1,748
DEPRECIATION EXPENSE                                    1,432
PROPERTY TAX EXPENSE                                      876
INVESTMENT RETURN                                       3,073
INCOME TAX EXPENSE                                        357
INVESTMENT TAX CREDIT                                    (74)
OTHER TAX EXPENSE                                           0

TOTAL CARRYING CHARGES                            $    11,783

ADJUSTMENT PERCENTAGE *                                0.0833

CL&P OWES TO WMECO                                $       982

* SEE PAGE 27 OF EXHIBIT 1 TO APPENDIX I


                           EXHIBIT 1 TO APPENDIX I

                              LOCAL FACILITIES
                           SOUTHWICK DISTRIBUTION
                                1984 CHARGES
                                   COMMON


INVESTMENT BASE:

NON-DEPRECIABLE

   LAND                                            $        0

   ALLOW FOR WORKING CAPITAL:
      MATERIALS & SUPPLIES                                 87
      WORKING CAPITAL ALLOWANCE                           185

   TOTAL ALLOWANCE                                        272

TOTAL NON-DEPRECIABLE                                     272

DEPRECIABLE INVESTMENT                                  8,653

ACCUMULATED DEPRECIATION                              (3,144)

ACCUM DEFERRED INC TAXES                                    0

NET INVESTMENT                                    $     5,781


ANNUAL CARRYING CHARGES:

OPER. AND MAINT. EXPENSE                          $     1,057
ADMIN. & GEN. EXPENSE                                     423
DEPRECIATION EXPENSE                                      387
PROPERTY TAX EXPENSE                                      212
INVESTMENT RETURN                                         697
INCOME TAX EXPENSE                                        126
INVESTMENT TAX CREDIT                                    (37)
OTHER TAX EXPENSE                                           0

TOTAL CARRYING CHARGES                            $     2,865

ADJUSTMENT PERCENTAGE *                                0.5000

CL&P OWES TO WMECO                                $     1,432


* SEE PAGE 27 OF EXHIBIT 1 TO APPENDIX I


                           EXHIBIT 1 TO APPENDIX I

                              LOCAL FACILITIES
                                DISTRIBUTION
                               1984 INVESTMENT

                                 Distrib.    Distrib.   Distrib.    Distrib.
                                Franconia   Franconia  Silver St   Southwick
ITEM                               Common      Common     Common      Common

TOTAL STATION LAND INVEST.       $      0           0          0           0
"PTF" LAND INVEST.                      0           0          0           0
"NUG&T" LAND INVEST.                    0           0          0           0

LOCAL FACIL. LAND INVEST.        $      0           0          0           0


TOTAL STATION DEPRE. INVEST.     $  7,771      26,455     35,781       8,653
"PTF" DEPRECIABLE INVEST.               0           0          0           0
"NUG&T" DEPRECIABLE INVEST.             0           0          0           0

LOCAL FACIL. DEPR. INVEST.       $  7,771      26,455     35,781       8,653


LOCAL FACIL. TOTAL INVEST.       $  7,771      26,455     35,781       8,653


                           EXHIBIT 1 TO APPENDIX I

                              LOCAL FACILITIES
                           FRANCONIA DISTRIBUTION
                               1984 ALLOCATORS
                                   COMMON


LOAD PERCENTAGES:

   NON-OWNER PEAK (CL&P)                   1.5  *
   OWNER PEAX (WMECO)                      6.5  *

   TOTAL OF PEAK LOADS                     8.0

   NON-OWNER PERCENTAGE (CL&P)          18.75%



                           FRANCONIA DISTRIBUTION
                               1984 ALLOCATORS
                                    CL&P


LOAD PERCENTAGES:

   NON-OWNER PEAK (CL&P)                   5.1  *
   OWNER PEAX (WMECO)                      0.5  *

   TOTAL OF PEAK LOADS                     2.0

   NON-OWNER PERCENTAGE (CL&P)          75.00%


ALLOCATED PER APPENDIX I SECTION III

* 1 WMECO FEEDER TAPPED IN THE FIELD


                           EXHIBIT 1 TO APPENDIX I

                              LOCAL FACILITIES
                         SILVER STREET DISTRIBUTION
                               1984 ALLOCATORS
                                   COMMON


LOAD PERCENTAGES:

   NON-OWNER PEAK (CL&P)                   0.5  *
   OWNER PEAX (WMECO)                      5.5  *

   TOTAL OF PEAK LOADS                     6.0

   NON-OWNER PERCENTAGE (CL&P)           8.33%



                           SOUTHWICK DISTRIBUTION
                               1984 ALLOCATORS
                                   COMMON


LOAD PERCENTAGES:

   NON-OWNER PEAK (CL&P)                   1.5  *
   OWNER PEAX (WMECO)                      1.5  *

   TOTAL OF PEAK LOADS                     3.0

   NON-OWNER PERCENTAGE (CL&P)          50.00%